UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2011

Triple-S Management Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	000-49762	66-0555678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico		00920
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-749-4949

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On June 21, 2011, Triple-S Management Corporation ("Triple-S") announced that Juan José Román, Vice President of Finance and Chief Financial Officer, resigned from Triple-S effective July 15, 2011 to accept a new position in the financial services industry. Mr. Roman’s resignation is not related to any disagreement with Triple-S’s accounting, operating policies or practices. Triple-S also announced that it has commenced a search for a new chief financial officer.

A copy of the press release announcing Mr. Roman’s departure is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued by Triple-S Management Corporation dated June 21, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triple-S Management Corporation

June 22, 2011	By:	Ramon M. Ruiz-Comas

Name: Ramon M. Ruiz-Comas
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Triple-S Management Corporation dated June 21, 2011.